EXHIBIT 4.01

                                   [Yupi Logo]

                                  WWW.YUPI.COM                    Shares
                                                               Common Stock
                                                             CUSIP 988920 10 4
                                                            SEE REVERSE SIDE FOR
                               Yupi Internet Inc.           CERTAIN DEFINITIONS

               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

THIS
CERTIFIES
That
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is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.0001 PER
SHARE, OF

Yupi Internet Inc.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Fourth Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws of the Corporation and all amendments thereto, to all of which the holder by acceptance hereof assents.

    This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


[YUPI INTERNET INC.        /s/ Maria Elena Prio                 /s/ Oscar Coen
      SEAL]                      SECRETARY                   President and Chief
                                                              Executive Officer

The following text appears to the right of the above signatures: "AUTHORIZED SIGNATURE".

The following text appears to the right of the above text: "COUNTERSIGNED AND REGISTERED. AMERICAN STOCK TRANSFER & TRUST COMPANY (NEW YORK, N.Y.) TRANSFER AGENT AND REGISTRAR.

                               Yupi Internet Inc.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                      UNIF GIFT MIN ACT - _______ Custodian ______
TEN ENT - as tenants by the entireties                                   (Cust)           (Minor)
JT TEN - as joint tenants with right of                    under Uniform Gifts to Minors Act
           survivorship and not as
           tenants in common                               ________________________________
                                                                       (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, _______________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE
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                                                                         Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                           -----------------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17AD-18.

THE CORPORATION WILL FURNISH, WITHOUT CHARGE, TO EACH SHAREHOLDER WHO SO REQUESTS, THE DESIGNATIONS, LIMITATIONS, PREFERENCES AND RELATIVE RIGHTS OF EACH CLASS OR SERIES OF STOCK (AND THE AUTHORITHY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES).

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILIATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.